                                               AMENDED AND RESTATED

                                             SERVICE PLAN AND AGREEMENT

                                                        with

                                         OppenheimerFunds Distributor, Inc.

                                               For Class A Shares of

                                               Oppenheimer MidCap Fund

This Amended and Restated  SERVICE PLAN AND AGREEMENT (the "Plan") is dated as of the 3rd day of October,  2005, by and between Oppenheimer MidCap Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1.       The Plan.  This Plan is the Fund's  written  service  plan for its Class A Shares  described in the Fund's registration  statement as of the date this Plan takes effect,  contemplated by and to comply with Rule 2830 of the
Conduct Rules of the National  Association of Securities  Dealers,  Inc., pursuant to which the Fund will reimburse the  Distributor  for a portion of its costs incurred in connection  with the personal  service and  maintenance of shareholder  accounts  ("Accounts")  that hold Class A Shares (the "Shares") of the Fund. The Fund may be deemed to be acting as  distributor  of  securities  of which it is the issuer,  pursuant to Rule 12b-1 under the  Investment
Company Act of 1940 (the "1940 Act"),  according to the terms of this Plan.  The  Distributor  is authorized  under the  Plan to pay  "Recipients,"  as  hereinafter  defined,  for  rendering  services  and for  the  maintenance  of
Accounts.  Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan.

2.       Definitions.  As used in this Plan, the following terms shall have the following meanings:

         (a)      "Recipient"  shall mean any broker,  dealer,  bank or other  institution  which: (i) has rendered services in  connection  with the personal  service and  maintenance  of Accounts;  (ii) shall furnish the
         Distributor (on behalf of the Fund) with such information as the Distributor  shall reasonably  request to answer  such  questions  as may  arise  concerning  such  service;  and  (iii)  has been  selected  by the
         Distributor to receive payments under the Plan.  Notwithstanding  the foregoing,  a majority of the Fund's
         Board of Trustees  (the  "Board")  who are not  "interested  persons" (as defined in the 1940 Act) and who have no  direct  or  indirect  financial  interest  in the  operation  of this  Plan or in any  agreements relating  to this  Plan  (the  "Independent  Trustees")  may  remove  any  broker,  dealer,  bank or other institution  as a Recipient,  whereupon  such entity's  rights as a third-party  beneficiary  hereof shall terminate.

         (b)      "Qualified  Holdings"  shall mean,  as to any  Recipient,  all Shares  owned  beneficially  or of record by: (i) such  Recipient,  or (ii) such  brokerage or other  customers,  or  investment  advisory or other clients of such  Recipient  and/or  accounts as to which such  Recipient is a fiduciary or custodian or co-fiduciary or co-custodian  (collectively,  the  "Customers"),  but in no event shall any such Shares be deemed  owned by more than one  Recipient  for  purposes of this Plan.  In the event that two  entities would otherwise  qualify as Recipients as to the same Shares,  the Recipient which is the dealer of record on the Fund's books shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.       Payments.

         (a)      Under the Plan, the Fund will make payments to the  Distributor,  within  forty-five (45) days of the end of each calendar quarter or at such other interval as deemed  appropriate by the  Distributor,  in the amount of the lesser of: (i) 0.25% on an annual basis of the average  during the  calendar  quarter of the  aggregate  net asset value of the Shares,  computed as of the close of each business day, or (ii) the
         Distributor's  actual  expenses  under  the Plan for that  quarter  of the  type  approved  by the  Board.
         Notwithstanding  the  foregoing,  the Fund  will not make  payments  to the  Distributor  in excess of the amount the Distributor  pays to Recipients.  The  Distributor  will use such fee received from the Fund in its entirety to reimburse  itself for payments to Recipients and for its other  expenditures  and costs of the type  approved by the Board  incurred in  connection  with the  personal  service and  maintenance  of
         Accounts  including,  but  not  limited  to,  the  services  described  in the  following  paragraph.  The
         Distributor  may make  Plan  payments  to any  "affiliated  person"  (as  defined  in the 1940 Act) of the
         Distributor if such affiliated person qualifies as a Recipient.

                  The services to be rendered by the  Distributor  and  Recipients in connection  with the personal service  and the  maintenance  of  Accounts  may  include,  but shall not be limited  to,  the  following:
         answering routine inquiries from the Recipient's  customers  concerning the Fund, providing such customers with  information  on their  investment  in Shares,  assisting in the  establishment  and  maintenance  of accounts or  sub-accounts in the Fund,  making the Fund's  investment  plans and dividend  payment options available,  and providing such other  information  and customer  liaison  services and the  maintenance of
         Accounts as the  Distributor or the Fund may reasonably  request.  It may be presumed that a Recipient has provided  services  qualifying for compensation  under the Plan if it has Qualified  Holdings of Shares to entitle it to  payments  under the Plan.  In the event that  either the  Distributor  or the Board  should have reason to believe  that,  notwithstanding  the level of Qualified  Holdings,  a Recipient  may not be rendering  appropriate  services,  then the  Distributor,  at the request of the Board,  shall require the
         Recipient  to provide a written  report or other  information  to verify that said  Recipient is providing appropriate  services in this regard. If the Distributor  still is not satisfied,  it may take appropriate steps to terminate the  Recipient's  status as such under the Plan,  whereupon  such entity's  rights as a third-party beneficiary hereunder shall terminate.

                  Payments  received  by the  Distributor  from the Fund under the Plan will not be used to pay any interest  expense,  carrying  charges  or  other  financial  costs,  or  allocation  of  overhead  by  the
         Distributor,  or for any other  purpose  other  than for the  payments  described  in this  Section 3. The amount  payable to the  Distributor  each  quarter  or other  period  will be  reduced to the extent  that reimbursement  payments  otherwise  permissible  under the Plan have not been  authorized by the Board for that period.  Any unreimbursed  expenses  incurred for any quarter by the Distributor may not be recovered in later periods.

(b)      The  Distributor  shall make  payments  to any  Recipient  quarterly  or at such other  interval as deemed appropriate by the  Distributor,  within  forty-five (45) days of the end of each calendar quarter or such other  period,  at a rate not to exceed  0.25% on an  annual  basis of the  average  during  the  calendar quarter of the aggregate  net asset value of the Shares  computed as of the close of each business day, of
         Qualified  Holdings  owned  beneficially  or of record by the Recipient or by its Customers.  However,  no such payments  shall be made to any  Recipient for any such period in which its Qualified  Holdings do not equal or exceed, at the end of such quarter,  the minimum amount ("Minimum Qualified  Holdings"),  if any, to be set from time to time by a majority of the Independent Trustees.

                  Alternatively,  the  Distributor  may,  at its  sole  option,  make  the  following  service  fee payments to any Recipient  quarterly or at such other interval as deemed  appropriate by the  Distributor, within  forty-five  (45) days of the end of each  calendar  quarter or other  such  period:  (A)  "Advance
         Service Fee  Payments"  at a rate not to exceed 0.25% of the average  during the  calendar  quarter of the aggregate  net asset  value of Shares,  computed  as of the close of  business  on the day such Shares are sold,  constituting  Qualified Holdings,  sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its  Customers,  plus (B) service fee payments at a rate not to exceed
         0.25% on an annual basis of the average  during the calendar  quarter of the  aggregate net asset value of
         Shares,   computed  as  of  the  close  of  each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the  Recipient or by its  Customers  for a period of more than one (1) year.
         At the  Distributor's  sole option,  Advance  Service Fee Payments may be made more often than  quarterly, and sooner than the end of the  calendar  quarter.  In the event  Shares are  redeemed  less than one year after the date such Shares were sold,  the  Recipient is obligated  to and will repay the  Distributor  on demand a pro rata  portion  of such  Advance  Service  Fee  Payments,  based on the ratio of the time such
         Shares were held to one (1) year.

                  A  majority  of the  Independent  Trustees  may at any  time or from  time  to time  increase  or decrease and thereafter  adjust the rate of fees to be paid to the  Distributor  or to any Recipient,  but not to exceed the rate set forth  above,  and/or  increase or decrease  the number of shares  constituting
         Minimum  Qualified  Holdings.  The  Distributor  shall  notify all  Recipients  of the  Minimum  Qualified
         Holdings and the rate of payments  hereunder  applicable to  Recipients,  and shall provide each Recipient with  written  notice  within  thirty (30) days after any change in these  provisions.  Inclusion  of such provisions or a change in such  provisions in a revised current  prospectus  shall  constitute  sufficient notice.

         (c)      Under the Plan, payments may be made to Recipients:  (i) by  OppenheimerFunds,  Inc. ("OFI") from its own  resources  (which may include  profits  derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources.

4.       Selection  and  Nomination of Trustees.  While this Plan is in effect,  the  selection or  replacement  of
Independent  Trustees  and the  nomination  of those  persons to be  Trustees  of the Fund who are not  "interested persons" of the Fund shall be  committed  to the  discretion  of the  Independent  Trustees.  Nothing  herein shall prevent the  Independent  Trustees from  soliciting  the views or the  involvement  of others in such  selection or nomination if the final  decision on any such  selection and  nomination is approved by a majority of the incumbent
Independent Trustees.

5.       Reports.  While this Plan is in effect,  the  Treasurer  of the Fund shall  provide at least  quarterly  a written  report to the Fund's Board for its review,  detailing  the  aggregate  amount of payments made pursuant to this Plan and the purposes for which the payments  were made.  The report  shall state  whether all  provisions  of
Section 3 of this Plan have been complied with.  The  Distributor  shall  annually  certify to the Board the amount of its total  expenses  incurred  that year with respect to the  personal  service and  maintenance  of Accounts in conjunction with the Board's annual review of the continuation of the Plan.

6.       Related  Agreements.  Any agreement  related to this Plan shall be in writing and shall provide that:  (i)
such  agreement  may be  terminated  at any time,  without  payment of any  penalty,  by vote of a majority  of the
Independent  Trustees  or by a vote of the  holders  of a  "majority"  (as  defined  in the 1940 Act) of the Fund's outstanding  voting  securities of the Class,  on not more than sixty days written notice to any other party to the agreement;  (ii) such agreement shall  automatically  terminate in the event of its "assignment" (as defined in the
1940 Act);  (iii) it shall go into effect when  approved by a vote of the Board and its  Independent  Trustees cast in person at a meeting called for the purpose of voting on such  agreement;  and (iv) it shall,  unless  terminated as  herein  provided,  continue  in  effect  from year to year  only so long as such  continuance  is  specifically approved at least  annually by the Board and its  Independent  Trustees cast in person at a meeting  called for the purpose of voting on such continuance.

7.       Effectiveness,  Continuation,  Termination  and  Amendment.  This Plan has been  approved by a vote of the
Independent  Trustees  cast in person at a meeting  called on  October  3, 2005 for the  purpose  of voting on this
Plan.  Unless  terminated  as  hereinafter  provided,  it shall  continue in effect  until  renewed by the Board in accordance with the Rule and thereafter  from year to year thereafter or as the Board may otherwise  determine only so long as such  continuance is specifically  approved at least annually by the Board and its Independent  Trustees by a vote cast in person  at a meeting  called  for the  purpose  of voting on such  continuance.  This Plan may be terminated  at any time by vote of a  majority  of the  Independent  Trustees  or by the vote of the  holders  of a
"majority"  (as  defined in the 1940 Act) of the Fund's  outstanding  voting  securities  of Class A. This Plan may not be  amended  to  increase  materially  the  amount  of  payments  to be made  without  approval  of the Class A shareholders,  in the manner described  above, and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

8.       Disclaimer of Shareholder  and Trustee  Liability.  The  Distributor  understands  that the obligations of the Fund under this Plan are not binding  upon any Trustee or  shareholder  of the Fund  personally,  but bind only the  Fund and the  Fund's  property.  The  Distributor  represents  that it has  notice  of the  provisions  of the
Declaration  of Trust of the Fund  disclaiming  shareholder  and Trustee  liability for acts or  obligations of the
Fund.

                                            Oppenheimer MidCap Fund

                                            By:      /s/ Robert G. Zack______
                                                     Robert G. Zack, Secretary

                                            OppenheimerFunds Distributor, Inc.

                                            By:      /s/ James H. Ruff_______
                                                     James H. Ruff
                                                     President

                                               AMENDED AND RESTATED

                                    DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                                       With

                                        OppenheimerFunds Distributor, Inc.

                                               For Class B Shares of

                                              Oppenheimer MidCap Fund

This Amended and Restated Distribution and Service Plan and Agreement (the "Plan") is dated as of the 3rd day of
October, 2005, by and between Oppenheimer MidCap Fund (the "Fund") and   OppenheimerFunds   Distributor,   Inc.
(the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the
"Shares"), contemplated by Rule 12b-1 as it may be amended from time to time (the "Rule")  under the  Investment
Company Act of 1940  (the  "1940  Act"),  pursuant  to  which  the  Fund  will  compensate  the Distributor for its services in connection with the distribution of Shares,  and the personal  service and  maintenance of shareholder  accounts that hold Shares ("Accounts").  The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner  consistent with the  provisions  and  definitions  contained in (i)
the 1940 Act,  (ii) the Rule,  (iii)  Rule 2830 of the  Conduct  Rules of the  National  Association  of
Securities Dealers,  Inc., or any amendment or successor to such rule (the "NASD Conduct    Rules")   and
(iv)   any    conditions    pertaining    either   to distribution-related  expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.  Definitions.  As used in this Plan, the following terms shall have the following meanings:

      (a)  "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered assistance  (whether direct,  administrative  or both) in the  distribution  of Shares  or has  provided administrative  support services  with  respect  to  Shares  held by  Customers  (defined  below) of the
Recipient;  (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise  concerning the sale of Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b)  "Independent Trustees" shall mean the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect  financial  interest in the operation of this Plan or in any agreement relating to this Plan.

      (c) "Customers" shall mean such brokerage or other customers or investment advisory  or other  clients of a  Recipient,  and/or  accounts  as to which such Recipient  provides  administrative  support services or is a custodian or other fiduciary.

      (d) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially  or of record  by:
(i) such  Recipient,  or (ii) such  Recipient's Customers,  but in no event shall any such  Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would  otherwise  qualify as  Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor  shall be deemed the Recipient as to such Shares for purposes of this Plan.

3. Payments for Distribution Assistance and Administrative Support Services.

      (a) Payments to the Distributor.  In consideration of the payments made by the Fund to the  Distributor under this Plan,  the  Distributor  shall  provide administrative  support  services and  distribution assistance  services to the Fund. Such services include distribution assistance and administrative support services rendered in connection with Shares (1) sold in purchase transactions, (2) issued in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) issued pursuant to a plan of reorganization to which the Fund is a party.  If the Board  believes that the Distributor may not be rendering appropriate distribution assistance or administrative  support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report  or other  information  to  verify  that  the  Distributor  is  providing appropriate  services in this regard. For such services, the Fund will make the following payments to the Distributor:

             (i)  Administrative Support Services Fees.  Within forty-five (45) days of the end of each calendar  quarter,  the Fund will make  payments in the aggregate  amount of 0.0625%  (0.25% on an annual  basis)
of the average  during the period of the aggregate net asset value of the Shares computed as of the close of each
business day (the "Service Fee"). Such Service Fee payments received from the Fund will   compensate the
Distributor   for providing administrative support services with respect to Accounts.  The administrative support  services in  connection  with  Accounts may  include,  but shall not be limited to, the  administrative support services that a Recipient may render as described in Section 3(b)(i) below.

            (ii) Distribution Assistance Fees (Asset-Based Sales Charge). Within ten (10)  days of the end of each  month,  the Fund will  make  payments  in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the  aggregate  net asset  value of Shares  computed as of the close of each business day (the "Asset-Based Sales Charge")  outstanding for no more than six years (the "Maximum Holding Period"). Such
Asset-Based Sales Charge payments received from the Fund will   compensate the   Distributor   for providing
distribution assistance in connection with the sale of Shares.

            The  distribution  assistance to be rendered by the  Distributor  in connection  with the  Shares may  include,  but shall not be  limited  to,  the following:  (i) paying sales  commissions to any broker, dealer,  bank or other person or entity that sells Shares,  and\or paying such persons "Advance Service Fee
Payments" (as defined below) in advance of, and\or in amounts  greater than, the  amount  provided  for in
Section  3(b)  of  this  Agreement;  (ii)  paying compensation  to and  expenses  of  personnel  of the
Distributor  who  support distribution  of Shares by Recipients;  (iii)  obtaining  financing or providing such financing from its own  resources,  or from an affiliate,  for the interest and other borrowing costs of the
Distributor's unreimbursed expenses incurred in rendering  distribution  assistance and  administrative  support services to the Fund;  and (iv)  paying  other  direct  distribution  costs,  including  without limitation the costs of sales  literature,  advertising and prospectuses  (other than  those  prospectuses  furnished  to current  holders  of the Fund's  shares ("Shareholders")) and state "blue sky" registration expenses.

      (b) Payments to Recipients.  The Distributor is authorized under the Plan to pay Recipients (1)
distribution   assistance fees for rendering distribution assistance in connection with the sale of Shares and/or
(2) service fees for rendering administrative support services with respect to Accounts.  However, no such payments shall be made to any Recipient for any period in which its Qualified Holdings do not equal or exceed, at the end of such period, the minimum amount ("Minimum Qualified  Holdings"),  if any,  that  may be set  from time  to  time by a  majority  of the  Independent Trustees.  All fee payments  made by the  Distributor hereunder  are subject to reduction or chargeback  so that the aggregate  service fee payments and Advance
Service Fee  Payments do not exceed the limits on  payments to  Recipients  that are, or may be, imposed by the
NASD Conduct Rules. The Distributor may make Plan payments  to any  "affiliated  person"  (as  defined  in the
1940  Act)  of the Distributor if such  affiliated  person  qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

            (i) Service Fee. In  consideration  of the  administrative  support services  provided by a
Recipient,  the  Distributor shall make service fee payments to that Recipient  quarterly or at such other interval as deemed appropriate by the Distributor,  within forty-five (45) days of the end of each calendar quarter or other period,  at a rate not to exceed 0.0625% (0.25% on an annual  basis) of the average  during the period of the aggregate  net asset value of Shares,  computed as of the close of each business day, constituting  Qualified  Holdings owned  beneficially  or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum  Holding  Period"),  if any,  that  may be set  from  time to time by a majority of the Independent Trustees.

            Alternatively,  the  Distributor  may, at its sole option,  make the following  service fee payments to any Recipient,  within  forty-five (45)  days  of the  end of each  calendar  quarter or at such other interval as deemed appropriate by the Distributor:  (i)  "Advance  Service  Fee Payments"  at a rate not to exceed  0.25% of the  average  during  the  calendar quarter or other period of the aggregate net asset value of
Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings, sold by the Recipient during that period and owned  beneficially or of record by the Recipient or by its
Customers,  plus (ii) service fee payments at a rate not to exceed  0.0625%  (0.25% on an annual  basis) of the average  during the period of the aggregate net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned  beneficially  or of record by the  Recipient or by its  Customers for a period of more than one (1) year. In the event Shares are redeemed less than one year after the date such
Shares were sold, the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such  Advance  Service Fee  Payments,  based on the ratio of the time such Shares were held to one (1) year.

            The administrative  support services to be rendered by Recipients in connection  with the  Accounts may  include,  but shall not be limited  to, the following:  answering  routine inquiries  concerning the Fund, assisting in the establishment  and  maintenance  of  accounts  or  sub-accounts  in the Fund and processing
Share redemption transactions, making the Fund's investment plans and dividend  payment options  available,  and providing such other  information and services  in  connection  with the  rendering  of personal  services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

            (ii)  Distribution   Assistance Fees (Asset-Based   Sales Charge) Payments.  In its sole  discretion
and  irrespective  of whichever  alternative method  of  making  service  fee  payments  to  Recipients  is selected  by the Distributor,  in addition the Distributor may make  distribution  assistance fee payments to a
Recipient quarterly, or at such other interval as deemed appropriate by the Distributor, within forty-five (45)
days after the end of each  calendar  quarter or other period,  at a rate not to  exceed  0.1875%  (0.75% on an annual basis) of the average during the period of the aggregate net  asset  value  of  Shares  computed  as of the  close of each  business  day constituting Qualified Holdings owned beneficially or of record by the
Recipient or its Customers for no more than six years and for any minimum  period that the Distributor  may establish.  Distribution assistance fee payments shall be made only to Recipients that are registered with the
SEC as a broker-dealer or are exempt from registration.

            The  distribution  assistance  to be rendered by the  Recipients  in connection with the sale of
Shares may include, but shall not be limited to, the following:  distributing  sales  literature  and prospectuses  other than those furnished to current Shareholders, providing compensation to and paying expenses of  personnel of the  Recipient  who support the  distribution  of Shares by the Recipient,  and providing such other information and services in connection with the  distribution  of  Shares  as the  Distributor  or the
Fund  may  reasonably request.

      (c) A majority of the Independent Trustees may at any time or from time to time increase or decrease the rate of fees to be paid to the  Distributor  or to any  Recipient,  but not to exceed the rates set forth above, and/or direct the Distributor  to increase or decrease  the Maximum  Holding  Period,  any Minimum  Holding
Period or any Minimum Qualified  Holdings.  The Distributor shall notify all Recipients of any Minimum Qualified
Holdings, Maximum Holding Period and Minimum Holding Period that are established and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions.  Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice.

      (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

      (e)  Under the Plan, payments may also be made to Recipients:  (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived  from  the  advisory  fee it  receives  from the  Fund),  or
(ii) by the Distributor  (a subsidiary of OFI),  from its own  resources,  from  Asset-Based Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

      (f)  Recipients  are  intended  to  have  certain  rights  as  third-party beneficiaries  under this Plan, subject to the  limitations set forth below. It may be  presumed  that a  Recipient  has  provided  distribution assistance  or administrative  support services qualifying for payment under the Plan if it has Qualified
Holdings of Shares that entitle it to payments under the Plan. In the event that either the Distributor or the
Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering  appropriate  distribution  assistance in connection  with the sale of Shares or administrative support services for Accounts, then the Distributor, at the  request of the Board,  shall  require  the  Recipient  to provide a written report  or  other  information  to  verify  that  said  Recipient  is  providing appropriate distribution  assistance  and/or  services in this  regard.  If the Distributor or the Board of Trustees still is not satisfied after the receipt of such report, either may take appropriate steps to terminate the Recipient's status  as  such  under  the  Plan,  whereupon  such  Recipient's  rights  as  a third-party  beneficiary hereunder  shall  terminate.  Additionally,  in  their discretion, a majority of the Fund's Independent Trustees at any time may remove any broker,  dealer,  bank or other person or entity as a Recipient,  where upon such person's or entity's  rights as a  third-party  beneficiary  hereof  shall terminate.  Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. The Distributor has no obligation to pay any Service Fees or Distribution Assistance Fees to any Recipient if the Distributor has not received payment of Service Fees or Distribution Fees from the Fund.

4.  Selection and Nomination of Trustees.  While this Plan is in effect, the selection and nomination of persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of the incumbent Disinterested Trustees.  Nothing herein shall prevent the incumbent
Disinterested  Trustees from  soliciting the views or the involvement  of others in such  selection  or nominations  as long as the final decision on any such  selection and  nomination is approved by a majority of the incumbent Disinterested Directors.

5.  Reports.  While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's
Board for its review, detailing the amount of all payments made under this Plan and the purpose for which the payments were made.  The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements.  Any agreement  related to this Plan shall be in writing and shall  provide  that:  (i)
such  agreement  may be  terminated  at any time, without  payment  of any  penalty,  by a vote of a majority  of the  Independent Trustees  or by a vote of the  holders of a  "majority"  (as defined in the 1940 Act) of the
Fund's  outstanding  Class B voting  shares;  (ii) such  termination shall be on not more than sixty days'
written  notice to any other party to the agreement;  (iii) such agreement shall  automatically  terminate in the event of its "assignment" (as defined in the 1940 Act); (iv) such agreement shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement;  and (v) such agreement shall,  unless terminated as herein provided,  continue in effect from year to year only so long as such  continuance is specifically  approved at least  annually  by a vote of the
Board  and its  Independent  Trustees  cast in person at a meeting called for the purpose of voting on such continuance.

7.  Effectiveness, Continuation, Termination and Amendment.  This Amended and Restated Plan has been approved by a vote of the Board and of the Independent Trustees and replaces the Fund's prior Amended and Restated
Distribution and Service Plan for Class B Shares.  Unless terminated as hereinafter  provided, it shall continue in effect until renewed by the Board in accordance  with the Rule and  thereafter  from year to year or as the
Board may  otherwise  determine but only so long as such continuance is specifically approved at least annually by a vote of the  Board  and its  Independent  Trustees  cast in  person at a meeting called for the purpose of voting on such continuance.

      This Plan may not be amended to increase materially the amount of payments to be made under this Plan, without approval of the Class B Shareholders at a meeting called for that purpose, and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

       This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class B voting shares. In the event of such  termination,  the Board and its  Independent  Trustees shall  determine whether the
Distributor  shall be entitled to payment from the Fund of all or a portion of the Service  Fee and/or the
Asset-Based  Sales  Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Trustee Liability.  The Distributor understands that the  obligations  of the
Fund  under  this  Plan are not  binding  upon any Trustee or  shareholder of the Fund  personally,  but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the
Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the
Fund.

                                            Oppenheimer MidCap Fund

                                            By:   /s/ Phillip S. Gillespie______________
                                                   Phillip S. Gillespie, Assistant Secretary

                                            OppenheimerFunds Distributor, Inc.

                                            By:   /s/ James H. Ruff    ________________
                                                   James H. Ruff, President

                                               AMENDED AND RESTATED

                                    DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                                       with

                                        OppenheimerFunds Distributor, Inc.

                                               For Class C Shares of

                                              Oppenheimer MidCap Fund

This Amended and Restated Distribution and Service Plan and Agreement (the "Plan") is dated as of the 3rd day of
October, 2005, by and between Oppenheimer MidCap Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the
"Distributor").

1.       The Plan. This Plan is the Fund's written distribution and service plan for Class C shares of the Fund
(the "Shares"), designed to comply with the provisions of Rule 12b-1 as it may be amended from time to time (the
"Rule") under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to this Plan the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the Fund's Registration Statement, (ii) the 1940 Act, (iii) the Rule, (iv) Rule 2830 of the Conduct Rules
of the National Association of Securities Dealers, Inc., or any applicable amendment or successor to such rule
(the "NASD Conduct Rules") and (v) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the
U.S. Securities and Exchange Commission ("SEC").

2.       Definitions. As used in this Plan, the following terms shall have the following meanings:

         (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan.

         (b) "Independent Trustees" shall mean the members of the Fund's Board of Trustees who are not
"interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

         (c) "Customers" shall mean such brokerage or other customers or investment advisory or other clients of a Recipient, and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.

         (d) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by:
(i) such Recipient, or (ii) such Recipient's Customers, but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan.  In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares with respect to the payment of the Asset-Based Sales Charge
(defined below), the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.  In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares with respect to the payment of the
Asset-Based Sales Charge (defined below), the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.  In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares with respect to the payment of the Service Fee (as defined below), the Recipient as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.       Payments for Distribution Assistance and Administrative Support Services.

         (a) Payments to the Distributor. In consideration of the payments made by the Fund to the Distributor under this Plan, the Distributor shall provide administrative support services and distribution services to the
Fund. Such services include distribution assistance and administrative support services rendered in connection with Shares (1) sold in purchase transactions, (2) issued in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) issued pursuant to a plan of reorganization to which the Fund is a party. If the Board believes that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard. For such services, the Fund will make the following payments to the Distributor:

                  (i) Administrative Support Service Fees. Within forty-five (45) days of the end of each calendar quarter, the Fund will make payments in the aggregate amount of up to 0.25% on an annual basis of the average during the period of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"). Such Service Fee payments received from the Fund will compensate the
Distributor for providing administrative support services with respect to Accounts. The administrative support services in connection with Accounts may include, but shall not be limited to, the administrative support services that a Recipient may render as described in Section 3(b)(i) below.

                  (ii) Distribution Assistance Fees (Asset-Based Sales Charge). The Fund may make payments of an
"Asset-Based Sales Charge" of up to 0.0625% per month (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day. Such Asset-Based Sales
Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

                  The distribution assistance services to be rendered by the Distributor in connection with the
Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and/or paying such persons "Advance Service Fee
Payments" (as defined below) in advance of, and/or in amounts greater than, the amount provided for in Section
3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; and (iv)
paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those prospectuses furnished to current holders of the Fund's shares
("Shareholders")) and state "blue sky" registration expenses.

         (b) Payments to Recipients. The Distributor is authorized under the Plan to pay Recipients (1)
distribution assistance fees for rendering distribution assistance in connection with the sale of Shares and/or
(2) service fees for rendering administrative support services with respect to Accounts. However, no such payments shall be made to any Recipient for any period in which its Qualified Holdings do not equal or exceed, at the end of such period, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Trustees. All fee payments made by the Distributor hereunder are subject to reduction or chargeback so that the aggregate service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

                  In consideration of the services provided by Recipients, the Distributor shall make the following payments to Recipients:

                  (i) Service Fee. In consideration of administrative support services provided by a Recipient, the Distributor shall make service fee payments to that Recipient quarterly or at such other interval as deemed appropriate by the Distributor, within forty-five (45) days of the end of each calendar quarter or other period, at a rate not to exceed 0.25% on an annual basis of the average during the period of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the
"Minimum Holding Period"), if any, that may be set from time to time by a majority of the Independent Trustees.

                  Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient, within forty-five (45) days of the end of each calendar quarter or at such other interval as deemed appropriate by the Distributor: (A) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter or other period of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings, sold by the Recipient during that period and owned beneficially or of record by the Recipient or by its Customers, plus (B) service fee payments at a rate not to exceed 0.25% on an annual basis of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified
Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1)
year. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such Shares were held to one (1) year.

                  The administrative support services to be rendered by Recipients in connection with the
Accounts may include, but shall not be limited to, the following: answering routine inquiries concerning the
Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

                  (ii) Distribution Assistance Fee (Asset-Based Sales Charge) Payments. Irrespective of whichever alternative method of making service fee payments to Recipients is selected by the Distributor, in addition the
Distributor shall make distribution assistance fee payments to each Recipient quarterly, or at such other interval as deemed appropriate by the Distributor, within forty-five (45) days after the end of each calendar quarter or other period, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the period of the aggregate net asset value of Shares computed as of the close of each business day constituting
Qualified Holdings owned beneficially or of record by the Recipient or its Customers for a period of more than one (1) year. Alternatively, at its sole option, the Distributor may make distribution assistance fee payments to a Recipient quarterly, at the rate described above, on Shares constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers without regard to the 1-year holding period described above.
Distribution assistance fee payments shall be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

                  The distribution assistance to be rendered by the Recipients in connection with the sale of
Shares may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Shares by the Recipient, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

         (c) A majority of the Independent Trustees may at any time or from time to time (i) increase or decrease the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the maximum rates set forth above, and/or (ii) direct the Distributor to increase or decrease any Minimum Holding Period, any maximum period set by a majority of the Independent Trustees during which fees will be paid on Shares constituting Qualified
Holdings owned beneficially or of record by a Recipient or by its Customers (the "Maximum Holding Period"), or
Minimum Qualified Holdings. The Distributor shall notify all Recipients of any Minimum Qualified Holdings,
Maximum Holding Period and Minimum Holding Period that are established and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a supplement or
Statement of Additional Information or amendment to or revision of the prospectus or Statement of Additional
Information of the Fund shall constitute sufficient notice.

         (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination under the limits that apply to such fees under the NASD Conduct Rules relating to sales of shares of open-end funds.

         (e) Under the Plan, payments may also be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

         (f) Recipients are intended to have certain rights as third-party beneficiaries under this Plan, subject to the limitations set forth below. It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares that entitle it to payments under the Plan. If either the Distributor or the Board believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said
Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not satisfied after the receipt of such report, either may take appropriate steps to terminate the Recipient's status as a Recipient under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate. Additionally, in their discretion a majority of the Fund's
Independent Trustees at any time may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate. Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. The Distributor has no obligation to pay any Service Fees or Distribution Assistance Fees to any Recipient if the Distributor has not
received payment of Service Fees or Distribution Assistance Fees from the Fund.

4.       Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of persons to be Trustees of the Fund who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of the incumbent Disinterested Trustees. Nothing herein shall prevent the incumbent Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination as long as the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5.       Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the
Fund's Board for its review, detailing the aggregate amount of payments made under this Plan and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of
Section 3 of this Plan have been complied with.

6.       Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i)
such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the
Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting Class C shares; (ii) such termination shall be on not more than sixty days' written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its
"assignment" (as defined in the 1940 Act); (iv) such agreement shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (v) such agreement shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its
Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7.       Effectiveness, Continuation, Termination and Amendment. This Amended and Restated Plan has been approved by a vote of the Board and its Independent Trustees and replaces the Fund's prior Amended and Restated
Distribution and Service Plan and Agreement for Class C shares. Unless terminated as hereinafter provided, it shall continue in effect until renewed by the Board in accordance with the Rule and thereafter from year to year or as the Board may otherwise determine but only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

         This Plan may not be amended to increase materially the amount of payments to be made under this Plan, without approval of the Class C Shareholders at a meeting called for that purpose and all material amendments must be approved by a vote of the Board and of the Independent Trustees.

         This Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class C voting shares.
In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales
Charge in respect of Shares sold prior to the effective date of such termination.

8.       Disclaimer of Shareholder and Trustee Liability. The Distributor understands that the obligations of the
Fund under this Plan are not binding upon any Trustee or shareholder of the Fund personally, but bind only the
Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming Trustee and shareholder liability for acts or obligations of the Fund.

                                        Oppenheimer MidCap Fund

                                        By: /s/ Phillip S. Gillespie______________

                                                Phillip S. Gillespie, Assistant Secretary

                                        OppenheimerFunds Distributor, Inc.

                                        By: /s/ James H. Ruff    ________________
                                               James H. Ruff, President

                                                AMENDED AND RESTATED

                                    DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                                        With

                                         OppenheimerFunds Distributor, Inc.
                                                For Class N Shares of

                                               Oppenheimer MidCap Fund

This Amended and Restated  Distribution  and Service Plan and Agreement  (the "Plan") is dated as of the 3rd day of
October,  2005, by and between  Oppenheimer MidCap Fund (the "Fund") and  OppenheimerFunds  Distributor,  Inc. (the
"Distributor").

1.       The Plan.  This Plan is the Fund's  written  distribution  and service plan for Class N shares of the Fund
(the  "Shares"),  contemplated  by Rule  12b-1 as it may be  amended  from  time to time  (the  "Rule")  under  the
Investment  Company Act of 1940 (the "1940 Act"),  pursuant to which the Fund will  compensate the  Distributor for its  services  in  connection  with the  distribution  of Shares,  and the  personal  service  and  maintenance  of shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as distributor of securities of which it is the issuer,  pursuant  to the Rule,  according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted and defined in a manner  consistent  with the provisions and definitions  contained in (i) the
1940 Act, (ii) the Rule,  (iii) Rule 2830 of the Conduct Rules of the National  Association of Securities  Dealers,
Inc.,  or any  applicable  amendment or successor to such rule (the "NASD Conduct  Rules") and (iv) any  conditions pertaining  either to  distribution-related  expenses  or to a plan of  distribution  to which the Fund is  subject under  any order on which  the Fund  relies,  issued at any time by the U.S.  Securities  and  Exchange  Commission
("SEC").

2.       Definitions.  As used in this Plan, the following terms shall have the following meanings:

         (a)      "Recipient"  shall  mean any  broker,  dealer,  bank or other  person  or entity  which:  (i) has rendered  assistance  (whether  direct,  administrative  or both) in the  distribution  of Shares  or has  provided administrative  support  services with respect to Shares held by Customers  (defined below) of the Recipient;  (ii)
shall furnish the Distributor (on behalf of the Fund) with such  information as the  Distributor  shall  reasonably request to answer such  questions as may arise  concerning  the sale of Shares;  and (iii) has been selected by the
Distributor to receive payments under the Plan.

         (b)      "Independent  Trustees"  shall  mean the  members  of the Fund's  Board of  Trustees  who are not
"interested  persons"  (as  defined  in the 1940  Act) of the Fund and who have no  direct  or  indirect  financial interest in the operation of this Plan or in any agreement relating to this Plan.

         (c)      "Customers"  shall  mean such  brokerage  or other  customers  or  investment  advisory  or other clients of a Recipient,  and/or accounts as to which such Recipient provides  administrative support services or is a custodian or other fiduciary.

         (d)      "Qualified  Holdings"  shall mean,  as to any  Recipient,  all Shares  owned  beneficially  or of record by:  (i) such  Recipient,  or (ii) such  Recipient's  Customers,  but in no event  shall any such  Shares be deemed  owned by more than one  Recipient  for  purposes  of this  Plan.  In the event that more than one person or entity would  otherwise  qualify as Recipients as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as determined by the  Distributor  shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.       Payments for Distribution Assistance and Administrative Support Services.

         (a)      Payments  to the  Distributor.  In  consideration  of  the  payments  made  by  the  Fund  to the
Distributor  under this Plan,  the  Distributor  shall provide  administrative  support  services and  distribution services to the Fund. Such services include  distribution  assistance and administrative  support services rendered in  connection  with  Shares  (1) sold in  purchase  transactions,  (2)  issued in  exchange  for shares of another investment  company for which the Distributor serves as distributor or  sub-distributor,  or (3) issued pursuant to a plan of  reorganization  to which the Fund is a party.  If the Board  believes  that the  Distributor  may not be rendering  appropriate  distribution  assistance or administrative  support services in connection with the sale of
Shares,  then the Distributor,  at the request of the Board, shall provide the Board with a written report or other information to verify that the  Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

                  (i)  Administrative  Support  Service  Fees.  Within  forty-five  (45)  days  of the  end of each calendar  quarter,  the Fund will make  payments in the aggregate  amount of 0.0625%  (0.25% on an annual basis) of the  average  during the period of the  aggregate  net asset  value of the Shares  computed as of the close of each business  day  (the  "Service  Fee").  Such  Service  Fee  payments  received  from the Fund  will  compensate  the
Distributor for providing  administrative  support services with respect to Accounts.  The  administrative  support services  in  connection  with  Accounts  may  include,  but shall not be limited  to, the  administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

                  (ii)  Distribution  Assistance Fees (Asset-Based  Sales Charge).  Within ten (10) days of the end of each month,  the Fund will make  payments in the aggregate  amount of 0.0208%  (0.25% on an annual basis) of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day
(the  "Asset-Based  Sales Charge").  Such Asset-Based  Sales Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

         The distribution  assistance  services to be rendered by the Distributor in connection with the Shares may include,  but shall not be limited to, the following:  (i) paying sales commissions to any broker,  dealer, bank or other person or entity that sells  Shares,  and/or paying such persons  "Advance  Service Fee Payments" (as defined below) in advance of, and/or in amounts  greater than, the amount  provided for in Section 3(b) of this  Agreement;
(ii) paying  compensation  to and expenses of personnel of the  Distributor  who support  distribution of Shares by
Recipients;  (iii)  obtaining  financing or providing such financing from its own resources,  or from an affiliate, for the  interest  and other  borrowing  costs of the  Distributor's  unreimbursed  expenses  incurred in rendering
distribution   assistance  and  administrative  support  services  to  the  Fund;  and  (iv)  paying  other  direct distribution  costs,  including  without  limitation the costs of sales  literature,  advertising and  prospectuses
(other than those  prospectuses  furnished  to current  holders of the Fund's  shares  ("Shareholders"))  and state
"blue sky" registration expenses.

         (b)      Payments to  Recipients.  The  Distributor  is authorized  under the Plan to pay  Recipients  (1)
distribution  assistance  fees for rendering  distribution  assistance in connection with the sale of Shares and/or
(2) service  fees for  rendering  administrative  support  services  with  respect to  Accounts.  However,  no such payments shall be made to any Recipient for any period in which its Qualified  Holdings do not equal or exceed,  at the end of such period,  the minimum amount ("Minimum  Qualified  Holdings"),  if any, that may be set from time to time by a majority of the  Independent  Trustees.  All fee payments made by the  Distributor  hereunder are subject to reduction  or  chargeback  so that the  aggregate  service fee payments and Advance  Service Fee Payments do not exceed  the  limits on  payments  to  Recipients  that are,  or may be,  imposed  by the NASD  Conduct  Rules.  The
Distributor  may make Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the Distributor if such  affiliated  person  qualifies  as a Recipient  or retain  such  payments if the  Distributor  qualifies  as a
Recipient.

         In consideration of the services provided by Recipients,  the Distributor may make the following  payments to Recipients:

                  (i) Service Fee. In consideration  of  administrative  support services  provided by a Recipient, the  Distributor  shall make service fee payments to that  Recipient  quarterly or at such other interval as deemed appropriate by the  Distributor,  within  forty-five (45) days of the end of each calendar quarter or other period, at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during the period of the aggregate net asset  value of Shares,  computed as of the close of each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the Recipient or by its  Customers for a period of more than the minimum  period (the
"Minimum Holding Period"), if any, that may be set from time to time by a majority of the Independent Trustees.

         Alternatively,  the Distributor  may, at its sole option,  make the following  service fee payments to any
Recipient,  within  forty-five  (45) days of the end of each calendar  quarter or at such other  interval as deemed appropriate  by the  Distributor:  (A) "Advance  Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar  quarter or other period of the aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting  Qualified  Holdings,  sold by the Recipient during that period and owned  beneficially or of record by the Recipient or by its Customers,  plus (B) service fee payments at a rate not to exceed  0.0625%  (0.25% on an annual  basis) of the average  during the period of the  aggregate  net asset  value of Shares,  computed as of the close of each  business  day,  constituting  Qualified  Holdings  owned beneficially  or of record by the  Recipient  or by its  Customers  for a period of more than one (1) year.  In the event Shares are redeemed  less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor  on demand a pro rata portion of such Advance  Service Fee  Payments,  based on the ratio of the time such Shares were held to one (1) year.
          The  administrative  support  services to be rendered by Recipients  in connection  with the Accounts may include,  but shall not be limited to, the following:  answering routine inquiries  concerning the Fund,  assisting in the  establishment  and  maintenance of accounts or  sub-accounts  in the Fund and processing  Share  redemption transactions,  making the Fund's investment plans and dividend payment options available,  and providing such other information  and  services  in  connection  with the  rendering  of personal  services  and/or the  maintenance  of
Accounts, as the Distributor or the Fund may reasonably request.

                  (ii)  Distribution   Assistance  Fee  (Asset-Based   Sales  Charge)  Payments.   Irrespective  of
whichever  alternative  method of making  service fee payments to  Recipients  is selected by the  Distributor,  in addition the  Distributor  may, at its sole option,  make  distribution  assistance  fee payments to each Recipient quarterly,  or at such other interval as deemed  appropriate by the Distributor,  within forty-five (45) days after the end of each calendar  quarter or other period,  at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the  average  during  the  period of the  aggregate  net asset  value of  Shares  computed  as of the close of each business day  constituting  Qualified  Holdings owned  beneficially  or of record by the Recipient or its Customers for a period of more than one (1) year.  Alternatively,  at its sole option,  the Distributor may make distribution assistance fee payments to a Recipient  quarterly,  at the rate described above, on Shares  constituting  Qualified
Holdings  owned  beneficially  or of record by the Recipient or its Customers  without regard to the 1-year holding period  described  above.  Distribution  assistance fee payments may be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

         The  distribution  assistance to be rendered by the  Recipients in connection  with the sale of Shares may include,  but shall not be limited to, the following:  distributing  sales literature and  prospectuses  other than those  furnished  to current  Shareholders,  providing  compensation  to and paying  expenses of  personnel  of the
Recipient who support the  distribution  of Shares by the  Recipient,  and  providing  such other  information  and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

         (c)      A majority  of the  Independent  Trustees  may at any time or from time to time (i)  increase  or decrease  the rate of fees to be paid to the  Distributor  or to any  Recipient,  but not to  exceed  the rates set forth above,  and/or (ii) direct the Distributor to increase or decrease any Minimum  Holding  Period,  any maximum period  set by a  majority  of the  Independent  Trustees  during  which  fees will be paid on Shares  constituting
Qualified  Holdings  owned  beneficially  or of record by a Recipient or by its  Customers  (the  "Maximum  Holding
Period"),  or Minimum  Qualified  Holdings.  The Distributor  shall notify all Recipients of any Minimum  Qualified
Holdings,  Maximum  Holding  Period and  Minimum  Holding  Period  that are  established  and the rate of  payments hereunder  applicable to  Recipients,  and shall provide each Recipient with written notice within thirty (30) days after  any  change  in  these  provisions.  Inclusion  of such  provisions  or a  change  in such  provisions  in a supplement or amendment to or revision of the prospectus of the Fund shall constitute sufficient notice.

         (d)      The  Service  Fee and the  Asset-Based  Sales  Charge on  Shares  are  subject  to  reduction  or elimination under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

         (e)      Under the Plan, payments may also be made to Recipients:  (i) by  OppenheimerFunds,  Inc. ("OFI")
from its own resources  (which may include  profits  derived from the advisory fee it receives  from the Fund),  or
(ii) by the Distributor (a subsidiary of OFI), from its own resources,  from  Asset-Based  Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

         (f)      Recipients  are intended to have certain  rights as  third-party  beneficiaries  under this Plan, subject to the  limitations  set forth  below.  It may be  presumed  that a  Recipient  has  provided  distribution assistance or administrative  support services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares  that  entitle it to  payments  under the Plan.  If either the  Distributor  or the Board  believe  that, notwithstanding  the level of  Qualified  Holdings,  a  Recipient  may not be  rendering  appropriate  distribution assistance  in  connection  with the sale of Shares or  administrative  support  services  for  Accounts,  then the
Distributor,  at the  request  of the Board,  shall  require  the  Recipient  to provide a written  report or other information to verify that said  Recipient is providing  appropriate  distribution  assistance  and/or  services in this  regard.  If the  Distributor  or the Board of  Trustees  still is not  satisfied  after the  receipt  of such report,  either may take  appropriate  steps to terminate  the  Recipient's  status as a Recipient  under the Plan, whereupon such Recipient's rights as a third-party  beneficiary hereunder shall terminate.  Additionally,  in their discretion a majority of the Fund's Independent  Trustees at any time may remove any broker,  dealer, bank or other person or entity as a Recipient,  whereupon such person's or entity's  rights as a third-party  beneficiary  hereof shall  terminate.  Notwithstanding  any other  provision  of this Plan,  this Plan does not  obligate or in any way make the  Fund  liable  to make any  payment  whatsoever  to any  person  or  entity  other  than  directly  to the
Distributor.  The  Distributor  has no obligation to pay any Service Fees or  Distribution  Assistance  Fees to any
Recipient if the  Distributor  has not received  payment of Service Fees or  Distribution  Assistance Fees from the
Fund.

4.       Selection and  Nomination  of Trustees.  While this Plan is in effect,  the  selection  and  nomination of persons to be Trustees of the Fund who are not "interested  persons" of the Fund  ("Disinterested  Trustees") shall be  committed  to the  discretion  of the  incumbent  Disinterested  Trustees.  Nothing  herein  shall  prevent the incumbent  Disinterested  Trustees from  soliciting  the views or the  involvement  of others in such  selection or nomination  as long as the final  decision on any such  selection  and  nomination is approved by a majority of the incumbent Disinterested Trustees.

5.       Reports.  While this Plan is in effect,  the  Treasurer of the Fund shall provide  written  reports to the
Fund's Board for its review,  detailing  the amount of all payments  made under this Plan and the purpose for which the  payments  were made.  The reports  shall be provided  quarterly,  and shall state  whether all  provisions  of
Section 3 of this Plan have been complied with.

6.       Related  Agreements.  Any agreement  related to this Plan shall be in writing and shall provide that:  (i)
such  agreement  may be  terminated  at any time,  without  payment of any penalty,  by a vote of a majority of the
Independent  Trustees  or by a vote of the  holders  of a  "majority"  (as  defined  in the 1940 Act) of the Fund's outstanding  voting Class N shares;  (ii) such termination  shall be on not more than sixty days' written notice to any  other  party to the  agreement;  (iii)  such  agreement  shall  automatically  terminate  in the  event of its
"assignment"  (as defined in the 1940 Act);  (iv) such  agreement  shall go into effect when  approved by a vote of the Board and its  Independent  Trustees  cast in person at a  meeting  called  for the  purpose  of voting on such agreement;  and (v) such agreement shall,  unless  terminated as herein  provided,  continue in effect from year to year only so long as such  continuance  is  specifically  approved at least annually by a vote of the Board and its
Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7.       Effectiveness,  Continuation,  Termination  and  Amendment.  This  Amended  and  Restated  Plan  has  been approved by a vote of the Board and of the  Independent  Trustees and replaces  the Fund's prior  Distribution  and
Service Plan for Class N Shares.  Unless  terminated as  hereinafter  provided,  it shall  continue in effect until renewed by the Board in  accordance  with the Rule and  thereafter  from year to year or as the Board may otherwise determine but only so long as such  continuance is  specifically  approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance

         This Plan may not be amended to  increase  materially  the amount of  payments to be made under this Plan, without  approval of the Class N  Shareholders  at a meeting  called for that purpose and all  material  amendments must be approved by a vote of the Board and of the Independent Trustees.
         This Plan may be  terminated  at any time by a vote of a majority  of the  Independent  Trustees or by the vote of the  holders  of a  "majority"  (as  defined  in the 1940  Act) of the  Fund's  outstanding  Class N voting shares.  In the event of such  termination,  the Board and its  Independent  Trustees shall  determine  whether the
Distributor  shall be  entitled  to  payment  from the Fund of all or a  portion  of the  Service  Fee  and/or  the
Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8.       Disclaimer of Shareholder  and Trustee  Liability.  The  Distributor  understands  that the obligations of the Fund under this Plan are not binding  upon any Trustee or  shareholder  of the Fund  personally,  but bind only the  Fund and the  Fund's  property.  The  Distributor  represents  that it has  notice  of the  provisions  of the
Declaration  of Trust of the Fund  disclaiming  shareholder  and Trustee  liability for acts or  obligations of the
Fund.

                                                              Oppenheimer MidCap Fund

                                                                         By: /s/ Phillip S. Gillespie______________
                                                                          Phillip S. Gillespie, Assistant Secretary

                                                              OppenheimerFunds Distributor, Inc.

                                                              By: /s/ James H. Ruff    ______________

                                                                  James H. Ruff, President